UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2008

MARKWEST HYDROCARBON, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14841 (Commission File Number)	84-1352233 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On February 5, 2008, MarkWest Hydrocarbon, Inc. (the “Corporation”) announced that it sent to its stockholders of record, on or about January 18, 2008, a Joint Proxy Statement/Prospectus seeking approval of the Redemption and Merger transaction between MarkWest Energy Partners, L.P. and the Corporation, as announced on September 5, 2007 (the “Merger”).  The stockholders of the Corporation should have separately received an Election Form for stockholders to elect the form of consideration they prefer to receive in exchange for their shares of MarkWest Hydrocarbon common stock in connection with the Merger.

The Corporation stockholders may elect to receive the stated consideration of 1.285 common units of MarkWest Energy Partners plus $20.00 cash, on a per share basis, or they may elect to receive all cash, all common units, or a combination thereof, subject to pro ration and an equalization formula.

The Corporation reminds its stockholders that receipt of a completed Election Form by Wells Fargo Bank, N.A., the Redemption/Exchange Agent, is due by 5:00 pm Eastern Standard Time on February 20, 2008 (the “Election Deadline”).

Corporation stockholders whose shares of MarkWest Hydrocarbon are held in a brokerage account should have received an Election Form from their broker.  If a stockholder has not yet received an Election Form, the stockholder should immediately contact their broker to obtain the Election Form, and then timely provide their broker with their election, so that their broker may submit such information to the Redemption/Exchange Agent on or before the Election Deadline.

Should stockholders have any questions regarding the election process or the Election Form, the stockholder should contact:

The Altman Group, Inc.

1200 Wall Street West — 3rd Floor

Lyndhurst, NJ 07071

Toll free (866) 822-1239

The press release announcing this information is filed as Exhibit 99.1.

Cautionary Statements

This filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K/A for the year ended December 31, 2006, as filed with the SEC.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  We do not undertake any duty to update any forward-looking statement.

Although we believe that the expectations reflected in the forward-looking statements, specifically those referring to future performance, growth, cash flow, operating income, distributable cash flow (DCF), distributions, or other factors, are reasonable, these forward-looking statements are not guarantees of future performance, and we can give no assurance that such expectations will prove to be correct and that projected performance or distributions may not be achieved.  Among the factors that could cause results to differ materially are those risks discussed in our Form S-1, as amended, our Annual Report on Form 10-K for the year ended December 31, 2006, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC.  You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements.  We do not undertake any duty to update any forward-looking statement.

MarkWest Energy Partners and MarkWest Hydrocarbon filed a definitive joint proxy statement/prospectus and other documents with the Securities and Exchange Commission (the “SEC”) in relation to the merger transaction announced on September 5, 2007.  Investors and security holders are urged to read these documents carefully because they contain important information regarding MarkWest Energy Partners, MarkWest Hydrocarbon, and the transaction. A definitive joint proxy statement/prospectus has been sent to security holders of MarkWest Energy Partners and MarkWest Hydrocarbon seeking their approval of the transactions contemplated by the redemption and merger agreement. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents containing information about MarkWest Energy Partners and MarkWest Hydrocarbon, without charge, at the SEC’s website at www.sec.gov. Copies of the joint proxy statement/prospectus and the SEC filings that are incorporated by reference in the joint proxy statement/prospectus may also be obtained free of charge by directing a request to the entities’ investor relations department at 866-858-0482, or by accessing their website at www.markwest.com.

MarkWest Energy Partners, MarkWest Hydrocarbon, the officers and directors of the general partner of MarkWest Energy Partners, and the officers and directors of MarkWest Hydrocarbon may be deemed to be participants in the solicitation of proxies from their security holders. Information about these persons can be found in the Annual Report on Form 10-K for each of MarkWest Energy Partners and MarkWest Hydrocarbon, as filed with the SEC, and additional information about such persons may be obtained from the joint proxy statement/prospectus.

This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.      Financial Statement and Exhibits

(d)   Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 5, 2008, announcing election procedures reminder

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: February 6, 2008	By:	/s/ NANCY K. BUESE
Nancy K. Buese Chief Financial Officer